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                                                                   EXHIBIT 10.30

                   STOCK PURCHASE AND STOCKHOLDERS' AGREEMENT

                                   (CTI INC.)

                   ------------------------------------------

         This STOCK PURCHASE AND STOCKHOLDERS' AGREEMENT (this "Agreement") is made and entered into as of the 7th day of January, 1988, by and among CTI GROUP, INC., a Tennessee corporation with its principal office in Knoxville, Tennessee (hereinafter referred to as "Group"), CTI, INC., a Tennessee corporation with its principal office in Knoxville, Tennessee (hereinafter referred to as "CTI"), DR. TERRY D. DOUGLASS, DR. RONALD NUTT, MICHAEL C. CRABTREE and J. KELLY MILAM (hereinafter collectively referred to as "Management" and individually as "Management Person"), and SIEMENS GAMMASONICS, INC, a Delaware corporation with its principal office in Des Plaines, Illinois (hereinafter referred to as "Siemens").

                                   WITNESSETH:
                                   ----------

         WHEREAS, Group, Siemens and Management have entered into a Stock Purchase, Reorganization and Joint Venture Agreement dated December 10, 1987 (the "Reorganization Agreement"), under the terms of which Group is to acquire certain CTI Common Stock (as hereinafter defined) in exchange for all of the Cyclotron Common Stock (as hereinafter defined) (which Cyclotron Common stock is presently owned by Group), and Group is then to distribute its CTI Common Stock to its stockholders, including Siemens, resulting in Siemens owning certain shares of CTI Common Stock; and

         WHEREAS, the parties hereto wish to confirm the terms under which such shares of CTI Common Stock will be held by Siemens.

         NOW, THEREFORE, in consideration of the premises and the mutual terms, covenants and conditions set forth herein, the parties agree as follows:

1. CERTAIN DEFINITIONS. The following terms whenever used in this Agreement, shall have the meanings ascribed below. Other terms defined in the body of this Agreement shall have the meanings assigned therein.

         1.1 "Affiliate" shall. mean, with respect to a specified person, a Person that directly, or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person, but shall not include any Person less than fifty percent (50%) of the ordinary voting power of which is not directly or indirectly held by the specified Person and its affiliates unless such specified Person and its affiliates control a majority of the board of directors or other governing body thereof.
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         1.2      "Beneficial Ownership" or any derivative or variant thereof shall have the meaning ascribed to it in Rule 13d-3 promulgated under the Exchange Act.

         1.3 "CTI Common Stock" shall mean the shares of voting common stock of CTI, Inc., a Tennessee corporation, par value $.01 per share. Where appropriate, all references to CTI Common Stock shall be deemed to include all subscription rights, options or warrants to purchase CTI Common Stock, all securities convertible into, or exchangeable for, such CTI Common Stock and all securities entitled to vote in the same manner and under the same circumstances as such CTI Common Stock.

         1.4 "Cyclotron Common Stock" shall mean the shares of no par value voting common stock of CTI Cyclotron Systems, Inc., a California corporation. Where appropriate, all references to Cyclotron Common Stock shall be deemed to include all subscription rights, options or warrants to purchase Cyclotron Common Stock, all securities convertible into, or exchangeable for, such Cyclotron Common Stock and all securities entitled to vote in the same manner and under the same circumstances as such Cyclotron Common Stock.

         1.5 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.6 "Non-Siemens Group Shareholders" shall mean all the shareholders of Group prior to the Closing other than Siemens Capital Corporation.

         1.7 "Person" shall mean an individual, a corporation, a partnership, an association, a joint company, a joint venture, an unincorporated organization, a trust or other entity, including, without limitation, any employee pension, profit sharing and other benefit plans and trusts.

         1.8 "Phelps Agreement" shall mean the License Agreement between Dr. Michael E. Phelps and CPS dated January 1, 1985, regarding know-how (as defined therein) for the production of emission computerized axial tomograph systems. The rights of Phelps under the said License Agreement were assigned by Phelps to Group pursuant to that certain stock Purchase and Technology Transfer Agreement between them dated April 7, 1987.

         1.9      "SEC" shall mean the Securities and Exchange Commission.

         1.10 "Securities Act" shall mean the Securities Act of 1933, as amended.

2. SALE AND PURCHASE OF CTI COMMON STOCK. On the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements in this Agreement and the Reorganization Agreement, CTI hereby agrees to sell to Group, and Group hereby agrees to


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         purchase from CTI, two hundred eighty thousand two hundred eighteen
         (280,218) shares of CTI Common Stock ("Group's CTI Shares"), comprising upon the Closing seven and 71/100 percent (7.71%) of the issued, and outstanding CTI Common Stock. The consideration for the purchase and sale of Group's CTI Shares shall be all of the Cyclotron Common Stock and all of Group's right, title and interest in the Phelps Agreement, as amended. The closing of such purchase and sale (the "Closing") shall take place simultaneously with the execution of this Agreement.

3. DISTRIBUTION OF GROUP'S CTI SHARES. Simultaneously with the Closing, Group shall distribute Group's CTI Shares to its stockholders (CTI and Siemens) pro rata, as follows:

                   To CTI                            140,389 shares
                   To Siemens                        139,829 shares

         Thereafter, the CTI Common Stock received by CTI in the distribution of Group's CTI Shares shall be cancelled, and the issued and outstanding CTI Common Stock shall be hold as follows:

              Shareholder                       Percentage of Outstanding Shares
              -----------                       --------------------------------

           Non-Siemens Group Shareholders                     96%
           Siemens                                             4%

4. REPRESENTATIONS AND WARRANTIES OF CTI. CTI hereby affirms and makes to Siemens the representations and warranties set forth in Section 5 of the Reorganization Agreement.

5. REPRESENTATIONS AND WARRANTIES OF SIEMENS. Siemens represents and warrants to CTI as follows:

         5.1 Organization and Good Standing. Siemens is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns.

         5.2 Corporate Authority. The Board of Directors of Siemens has duly authorized the execution, delivery and performance of this Agreement. No other corporate proceedings on the part of Siemens will be necessary to authorize this Agreement and the transactions contemplated hereunder. Neither the execution, the performance of this Agreement, nor compliance with or fulfillment of the terms and provisions of this Agreement does or will (a) violate or conflict with, or result in, any breach of any of the terms, conditions or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would become a default) under


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                  the Certificate of Incorporation or Bylaws of Siemens or any
                  agreement, indenture, lease, mortgage or other instrument to which it is a party or by which it is bound, (b) require any affirmative approval, consent, authorization or other order or action of any court, governmental authority or regulatory body or of any creditor of Siemens, (c) result in any violation of any provision of any law, rule, regulation or any court order, judgment, writ, injunction, decree or arbitration award or determination, or (d) give any party with rights under any such instrument, agreement, mortgage, judgment, order, award, decree or other restriction the right to terminate, modify or otherwise change the rights or obligations of Siemens. Siemens has full power and authority to do and perform all acts and things required to be done by it under this Agreement.

         5.3 No Brokerage Fees. No person acting on behalf of Siemens has any claim for a brokerage commission, finder's fee or other like payment in connection with this Agreement.

         5.4 Intent. Siemens is acquiring the CTI Common Stock being acquired by it hereunder, for its own account for the purpose of investment and not with a view to the distribution or resale thereof. Siemens understands that there is no present market in such securities or in any other securities of CTI; that no assurance can be given that any such market will develop; and that, except as may be required pursuant to this Agreement, CTI has no present intent to register its securities under the Securities Act or the Exchange Act.

         5.5 Notification of Transfer. Siemens agrees that in no event will it make a transfer or disposition of any of the CTI Common Stock (other than pursuant to an effective registration statement under the Securities Act), unless and until (a) it shall have notified CTI of the proposed disposition and shall have furnished CTI with a statement of the circumstances surrounding the disposition, and (b) if requested by CTI, at the expense of Siemens, or its transferee, it shall have furnished to CTI an opinion of counsel, reasonably satisfactory to CTI, to the effect that such transfer may be made without registration under the Securities Act.

         5.6 Receipt of Information. Siemens represents and warrants that it has heretofore discussed with CTI its plans, operations, and financial condition and has heretofore received all such information concerning the business and financial condition of CTI as it has requested.

6.       COVENANTS OF CTI.

         6.1 Financial Statements. As long as Siemens or any transferee Affiliate, if any (herein "Stockholder"), continues to hold any of the CTI Common Stock, CTI shall:


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                  6.1.1    Furnish Stockholder within sixty (60) days after the
                           end of each quarter of each fiscal year of CTI a balance sheet of CTI as at the end of such period, and a statement of income, expense and net earnings of CTI for the period from the beginning of the fiscal year to the date of such statement, prepared in accordance with generally accepted accounting principles applied on a consistent basis and in reasonable detail. Each such balance sheet and statement shall set forth in comparative form in corresponding figures as at the end of and for the corresponding period one (1) year prior thereto, and each shall be certified as true, complete and correct (subject to adjustment upon year-end audit) by the chief financial officer of CTI.

                  6.1.2 Furnish Stockholder as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year, a copy of CTI 's annual audited financial statements, which shall include among other things a balance sheet as at the end of such fiscal year and a statement of income, expense and net earnings for such year in reasonable detail, which balance sheet and statement shall set forth in each case in comparative form the corresponding figures for the previous year and shall be certified by CTI's independent public accountants; and

                  6.1.3 Deliver to Stockholder such financial statements, reports and other information as CTI shall send from time to time to its other stockholders who are not officers or directors of CTI. In the event CTI owns subsidiaries with respect to which it files consolidated tax returns, the financial statements referred to in Paragraphs 6.1.1 and 6.1.2 above may be prepared on a consolidated basis with such subsidiaries.

         6.2 Access. CTI will permit representatives of Siemens, at Siemens' expense, to visit and inspect any of the properties of CTI or its subsidiaries and to discuss the affairs, finances and accounts of CTI and its subsidiaries with their respective officers, at such reasonable times and with such reasonable frequency as Siemens may request.

         6.3 Non-Competition. Until the expiration of three (3) years after the date of the sale by CTI of at least twenty five percent (25%) or more of its direct or indirect equity ownership in CPS, CTI and its Affiliates shall not participate in any business competitive with the CPS Business, as defined in
                  Section 1.4 of the Reorganization Agreement, whether for its own account or as a partner, joint venturer, agent, stockholder of a corporation (other than a beneficial owner of less than one percent (1%) of the outstanding voting stock thereof), directly or indirectly, or otherwise, except for such peripheral and OEM equipment as may be mutually agreed by the parties hereto, such agreement not to be unreasonably withheld.


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                  The activities of CTI contemplated in Section 12.1 of the
                  Reorganization Agreement shall not be deemed to violate this paragraph.

7. COVENANTS OF MANAGEMENT. Each Management Person agrees to vote his or her shares of CTI Common Stock, and to vote as a director of CTI and CPS in a manner consistent with the terms of this Agreement and the Reorganization Agreement. Specifically, for so long as Siemens and any of its Affiliates, in the aggregate, holds more than twenty percent (20%) of the outstanding Group Common Stock, Siemens shall be entitled to designate one of the Siemens designee board members of Group for election to the Board of Directors of CTI, and Management agrees to vote its shares of CTI Common Stock for the election of such designee.

8. COVENANTS OF SIEMENS. Siemens acknowledges that it is Management's intention that CTI expand into new businesses peripheral to Group. The businesses which Management intends to cause CTI to develop include F-18 Distribution Centers, Position Emission Tomography ("PET") Diagnostic Centers, PET Detector Systems, PET Chemistry Systems and other related businesses, which shall not be competitive with the CPS Business. The parties acknowledge that CTI will likely require new capital to develop these businesses, and that the shareholders of CTI may require further liquidity in the future. Siemens agrees that it will not oppose future CTI capitalization efforts.

9. RIGHT OF FIRST REFUSAL. If Siemens (the "Selling Stockholder") desires to sell any of its CTI Common Stock to any party rather than (A) an Affiliate of Siemens, (B) any general or limited partnership in which Siemens or an Affiliate of Siemens is a partner, or (C) any Management Person, then:

         9.1 The Selling Stockholder shall give notice to CTI of any transactions covered by this Section 9. The notice shall include (A) the name, address and principal business activity of the prospective purchaser; (B) the number of shares of stock proposed to be sold; (C) the manner in which the sale is proposed to be made (including the proposed closing date); and
                  (D) the price at which, or other consideration for which, and the material terms upon which, such sale is proposed to be made, and stating that such proposed sale is, to the best of the Selling Stockholder's knowledge, bona fide.

         9.2 During the thirty (30) day period commencing on the date CTI receives the Selling Stockholder's notice, CTI shall have the right to acquire all but not less than all of the shares of CTI Common Stock proposed to be sold by the Selling Stockholder in such transaction. Such right shall be exercised if at all, by an irrevocable notice of exercise given by CTI and received by CTI prior to the expiration of such period, accompanied by a statement that CTI shall pay the Selling Stockholder in accordance with the terms provided for in the proposed transaction.


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         9.3      It CTI shall exercise its rights under this Section 9, the
                  Selling Stockholder shall deliver certificates duly endorsed for transfer representing the shares of CTI Common Stock purchased CTI in accordance with the terms specified in such notice against receipt of payment therefor.

         9.4 The closing shall occur on the date specified in the Selling Stockholder's notice.

         9.5 If the conditions prescribed in this Section 9 have been met in connection with the proposed sale of CTI Common Stock by the Selling Stockholder and CTI has not elected to exercise its right of first refusal hereunder, then Siemens shall be free to effect such sale for a period of one hundred eighty
                  (180) days following the date of the notice given under Paragraph 9.1 hereof, but only, to the person or persons specified in such notice and at the price (or for the consideration) and on substantially the same terms specified therein, but the CTI Common Stock proposed to be sold will continue to be subject to this Agreement to the same extent as if such notice had not been given.

10. SALE OF CTI COMMON STOCK BY MANAGEMENT. So long as Siemens owns a least one percent (1%) of the issued and outstanding CTI Common Stock, and provided that at such time there has been no public offering of CTI Common Stock, if at any time any Management Person wishes to sell any of his CTI Common Stock, he shall first notify both Siemens and CTI of his intention to do so, to enable them to offer a competitive bid for his CTI Common Stock. Provided, however, that this Paragraph 10 shall not be construed as a right of first refusal or a requirement that the Management Person sell his shares to Siemens or CTI.

11.      REGISTRATION RIGHTS.

         11.1 Participation Registrations. CTI agrees that, if it shall at any time propose to file, for the sale by management or by CTI shares of CTI Common Stock, a registration statement under the Securities Act on Form S-1, S-2, or S-3 (or a comparable new form) (but excluding registration statements for employee benefit plans or transactions of the nature contemplated by Rule 145, promulgated under the Securities Act), CTI shall give written notice of such intention at least twenty (20) days prior to the proposed filing date to Siemens and shall include in such registration statement the number of shares of CTI Common Stock as Siemens shall request be so included.

         11.2 Obligations of CTI. As to the registration statement referred to in Paragraph 11.1 above, CTI shall:

                  (a) Use its best efforts to have such registration statement declared effective as promptly as reasonably practicable and will promptly notify Siemens and its underwriters, if any, and confirm such


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                           advice in writing, (A) when such registration
                           statement has become effective, (B) when any post-effective amendment to any such registration statement becomes effective and (C) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information; and

                  (b) Furnish to Siemens or the underwriters such reasonable number of copies of any prospectus (including any preliminary prospectus) as Siemens may reasonably request in order to effect the offering and sale of CTI Common Stock being offered and sold by Siemens and its Affiliates, but only while CTI is required under the provisions hereof to cause the registration statement to remain current; and

                  (c) CTI shall use its best efforts to cause CTI Common Stock included in the registration statement to qualify for sale under the "blue sky" laws of such states as Siemens may reasonably request; provided, however, CTI shall not be required to qualify in more than ten (l0) states unless Siemens agrees to reimburse CTI for its expenses relating to additional states; and

                  (d) If at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue a stop order suspending the effectiveness of any such registration statement, CTI will promptly notify Siemens and will use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. CTI shall advise Siemens promptly of any order or communication of any public board or body addressed to CTI suspending or threatening to suspend the qualification of any of the CTI Common Stock offered for sale in any jurisdiction.

         11.3 Expenses. Except as provided in this Section 11, the entire cost and expense of all of the registrations pursuant to Paragraph 11.1 and the state qualifications related thereto pursuant to Paragraph 11.2(c) shall be borne by CTI. The costs and expenses of any such registrations and qualifications shall include the fees and expenses of CTI's counsel and its accountants and all other out-of-pocket costs and expenses of CTI incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such CTI Common Stock so registered under the "blue sky" laws of various jurisdictions and all other costs and expenses of complying with the


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                  foregoing provisions of this section; provided, however, that under no circumstances shall CTI be liable or responsible for the fees and expenses of Siemens' counsel for any registration pursuant to Paragraph 11.1 above or for underwriting discounts and commissions and transfer taxes payable in connection with any sale of CTI Common Stock owned by Siemens and included in a registration statement.

         11.4 Indemnification. CTI hereby indemnifies and agrees to hold harmless Siemens and its Affiliates, any underwriter (as defined in the Securities Act) for Siemens or its Affiliates, any broker or dealer to or through whom Siemens or its Affiliates sell CTI Common Stock that may be deemed to be an underwriter and each person, if any, that controls Siemens or its Affiliates or any such underwriter, broker or dealer against claims, damages or liabilities, joint or several, to which any such persons may be subject, under the Securities Act or otherwise, and to reimburse any of such persons for any legal or other expenses incurred in connection with investigating or defending against any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such CTI Common Stock was registered under the Securities Act pursuant to this Section 11, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon information furnished to CTI in writing by Siemens or its Affiliates or any underwriter for Siemens or its Affiliates specifically for use therein. By requesting registration under this Section 11, Siemens will be deemed thereby to indemnify and to have agreed to hold harmless CTI and its directors and officers and each person, if any, who controls CTI within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which any of such persons may be subject under the Securities Act or otherwise, and to reimburse any of such persons for any legal or other expenses incurred in connection with the investigation or defense against any such losses, claims, damages or liabilities, joint or several, to which any of such persons may be subject under the Securities Act or otherwise, and to reimburse any of such persons for any legal or other expenses incurred in connection with the investigation or defense against any such losses, claims, damages or liabilities, but only to the extent caused by an untrue statement or alleged untrue statement or omission or alleged omission of a material fact in any registration statement under which the shares of CTI Common Stock were roistered under the Securities Act pursuant to this Section 11, any prospectus contained therein, or any amendment or supplement thereto, which was based upon and in conformity with information furnished to CTI in writing by Siemens or its Affiliates expressly for use therein.


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         11.5     Participation by Siemens. CTI will permit counsel and
                  representatives of Siemens to participate in meetings in connection with the preparation of the registration statement. The presence of Siemens' counsel or other representative shall not alter the rights to indemnification noted in the preceding Paragraph 11.4. CTI shall promptly deliver to Siemens copies of the registration statement and amendments thereto as filed with the SEC, and upon the effectiveness of the registration statement such number of copies of the prospectus included in such registration statement as Siemens may reasonably request.

         11.6 Obligations of Siemens. As to the registration statement referred to in Paragraph 11.1 above, Siemens will provide CTI with a description of the proposed method or methods of distribution of CTI Common Stock as from time to time contemplated by Siemens and CTI shall include such description in the registration statement and file any and all amendments and supplements necessary in connection therewith.

12. SPECIFIC PERFORMANCE. The parties recognize that, because of the nature of the subject matter of this Agreement, it would be impracticable and extremely difficult to determine actual damages in the event of breach of this Agreement. Accordingly, if any party commits a breach, or threatens to commit a breach, of any of the provisions of Sections 2, 6, 7, 8, 9, 10 or 11, the other parties shall have the right to seek and receive a temporary restraining order, injunction or other equitable remedy, including, without limitation, the right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury and that money damages will not provide an adequate remedy.

13.      MISCELLANEOUS.

         13.1 Expenses. Except as otherwise provided herein, each party shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

         1.3.2 Successors; Assignment. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors of the parties hereto. Except as otherwise provided herein, this Agreement shall not be assignable. Siemens shall have the right to transfer all or any of the CTI Common Stock owned by it to any Affiliate of Siemens; provided, however, that such Affiliate of Siemens shall agree in advance in writing to be bound by all the terms of this Agreement. In such case, the Affiliate of Siemens shall be entitled to enforce as against CTI and Management all of the terms and conditions of this Agreement to the same extent as this Agreement could be enforced by Siemens, but Siemens shall remain bound by the terms of this Agreement.


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

         13.3 Entire Agreement; Amendment. This Agreement and the Reorganization Agreement and the exhibits hereto set forth the entire understanding between the parties with respect to their respective subject matters. They may not be modified, amended, altered or supplemented and no provision may be waived except by a written agreement signed by the parties thereto which shall be authorized by all necessary corporate action of each party.

         13.4 Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement and the purchase and sale of the CTI Common Stock provided for hereunder.

         13.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given by personal delivery, cable, telegram or telex, or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

                  If to Group:

                                 CTI Group, Inc.
                                 810 Innovation Drive
                                 Knoxville, Tennessee 37922
                                 Attention:  Terry D. Douglass

                  If to CTI:

                                 CTI, Inc.
                                 810 Innovation Drive
                                 Knoxville, Tennessee 37922
                                 Attention:  Terry D. Douglass

                                 with a copy to:

                                 Dennis R. McClane, Esq.
                                 Baker, Worthington, Crossley,
                                     Stansberry & Woolf
                                 530 Gay Street, S.W.
                                 P.O. Box 1792
                                 Knoxville, Tennessee 37901

                  If to Siemens, to:

                                 Siemens Gammasonics, Inc.
                                 2000 Nuclear Drive
                                 Des Plaines, Illinois 60818
                                 Attention:  President


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                                 with a copy to:

                                 General Counsel
                                 Siemens Capital Corporation
                                 767 Fifth Avenue
                                 New York, New York 10153

                  or to such other address as either party may have furnished to the other in writing in accordance herewith.

         13.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the substantive law of the State of Tennessee.

         13.7 Counterparts; Headings. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. The headings contained in this Agreement are solely for the convenience of the parties, and are not intended to and do not limit; construe or modify any of the terms and conditions hereof.

         13.8 Confidential Information. Each party agrees that such party and its representatives will hold in strict confidence all information and documents received from the other parties; provided, however, that each party's obligations hereunder to maintain such confidentiality shall not apply to any information or documents that are in the public domain at the time furnished by the other or that become in the public domain thereafter through any means other than as a result of any act of the receiving party or of its employees, agents, officers or directors.

         13.9 Publicity. The parties agree that no publicity, release or other public announcement concerning the transactions contemplated by this Agreement shall be issued by any part without the advance approval of both the form and substance of the same by the other parties and their counsel, which approval, in the case of any publicity, release or other public announcement required by applicable law, shall not be unreasonably withheld or delayed.

         13.10 Invalidity. If any one or more of the provision or any part thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the remaining provisions or parts thereof of this Agreement and this Agreement shall be construed in such a way and to the extent permitted by law to give effect to the intent of such provision or part thereof.

         13.11 Waiver. The failure of any party to exercise any of its rights hereunder or to enforce any of the terms or conditions of this

                  Agreement on any occasion shall not constitute or be deemed a waiver of that party's rights thereafter to exercise any rights hereunder or to enforce each and every term and condition of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ATTEST:                                  CTI GROUP, INC.,



/s/ Michael C. Crabtree                  By:   /s/ Terry D. Douglass
-----------------------------------          -----------------------------------
                                                Terry D. Douglass
Title: Vice President                           President
       ----------------------------


ATTEST:                                  CTI, INC.,



/s/ Michael C. Crabtree                  By:  /s/ Terry D. Douglass
-----------------------------------          -----------------------------------
                                                Terry D. Douglass
Title: Vice President                           President
      -----------------------------


Witness:



/s/ Dennis R. McClane                     /s/ Terry D. Douglass
-----------------------------------      ---------------------------------------
                                         Dr. Terry D. Douglass

Witness:



/s/ Dennis R. McClane                     /s/ Ronald Nutt
-----------------------------------      ---------------------------------------
                                         Dr. Ronald Nutt
Witness:



/s/ Dennis R. McClane                     /s/ Michael C. Crabtree
-----------------------------------      ---------------------------------------
                                         Michael C. Crabtree

Witness:



/s/ Dennis R. McClane                     /s/ J. Kelly Milam
-----------------------------------      ---------------------------------------
                                         J. Kelly Milam


ATTEST:                                  Siemens Gammasonics, Inc.



                                         By: /s/ Gregory J. Barone
-----------------------------------          -----------------------------------

Title: Exec. V.P.                        Title:  President
      -----------------------------              -------------------------------


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